February 8, 1996

VIA EDGAR

Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  ICAP Funds, Inc. (the Fund);
     (Registration Nos.: 33-86006; 811-8850)

Gentlemen:

On behalf of the Fund, we hereby file the Fund's Annual Report to Shareholders for the period ended December 31, 1995 pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended.

If you have any questions regarding this filing, please do not hesitate to contact me.

Sincerely,

/S/ Lea E. Grunig
Lea E. Grunig
Client Services and Tax Manager

LEG/jv

cc:  Pamela H. Conroy (paper copy)
     Carol A. Gehl (paper copy)
     Tim Brown (paper copy)


                                      ICAP
                                     Annual
                                     Report

                               December 31, 1995


                                   ICAP Funds

                                 Discretionary
                                     Equity
                                   Portfolio

                                     Equity
                                   Portfolio


                               Table of Contents
                                                   page

Letter to Shareholders                               2

Investment Highlights                                4

Schedules of Investments
  Discretionary Equity Portfolio                     6
  Equity Portfolio                                  10

Statements of Assets and Liabilities                14

Statements of Operations                            15

Statements of Changes in Net Assets                 16

Financial Highlights                                17

Notes to Financial Statements                       18

Report of Independent Accountants                   21




                                  January 1996

                               Dear Shareholder:

The ICAP Funds closed its first fiscal year on a very successful note. The Discretionary Equity Portfolio finished in the top quartile of the Lipper Growth and Income category with a 35.21% total return, while the Equity Portfolio with its 38.85% of total return, finished in the top decile of the same category.
<F1>These returns compare to the S&P 500's total return for the period of
37.58%.<F2>

The U.S. financial scene in 1995 was characterized by a sharp, and sustained, drop in interest rates as the economy performed worse than expected. As interest rates fell, U.S. stocks rose as the competition from fixed income alternatives melted away. However, despite solid gains in all of the major market averages, many individual stocks performed badly, as the weaker than expected economy had a negative impact on their earnings prospects. The strong performance of the ICAP Funds was the result of good bottom-up stock selection on the part of our team of investment managers.

Moving through 1996, we anticipate that the global economy should experience an acceleration in growth as conditions in the U.S. and in key countries such as Japan, Germany and Mexico improve. However, global inflation is expected to remain very subdued as a result of competitive pressures. The combination of respectable (2-3%) growth with very low inflation should yield nominal growth in the global economy remaining well below the levels of the 1970s and 1980s. Such low nominal growth may make it feel like a recession even though business fundamentals are relatively solid. In this environment, market share battles will continue to intensify in many industries, which will likely be tough on corporate profits. However, this same low inflation environment will likely lead to a continuation of monetary easing on the part of the world's key central banks, which will boost liquidity and create a favorable backdrop for equity prices.

At ICAP we are focused on developing strategies that will allow us to find profitable investments in this more challenging environment. In particular, we are focusing on major corporate restructurings - especially those where a company is able to reconfigure its business mix in a way which highlights a "crown jewel," which is otherwise obscured by a collection of weaker properties. We are much less interested in investing in poorly positioned businesses, surrounded by strong competition, which are nevertheless restructuring (for instance, we have avoided a K-Mart-type situation). By being very selective in making these investments on your behalf, we expect to continue our tradition of highlighting lower risk, but higher reward opportunities. We have made broadly diversified investments in companies ranging from ITT, to McDonnell Douglas, to Ciba-Geigy which qualify under the restructuring theme.

In 1996, we will continue to focus on our theme that the global "content" providers are one of the chief beneficiaries of the Communications Revolution. Movies, books, records and other media products increasingly will be distributed more broadly and more cheaply as a result of technological changes, ranging from the satellite to the Internet. The producers of such "content" can achieve economic benefit by distributing each product through multiple channels (box office, commercial TV, pay-per-view, VCR, the new digital video disk, etc.). The global "content" business will also be driven by favorable demographics - massive numbers of young consumers around the world with rising real incomes and a desire to absorb American culture. In the competitive economic environment that we outlined earlier, our investments in this industry - Time-Warner, News Corp., Capital Cities/ABC (in anticipation of a merger with Disney) and Philips Electronics - should be well positioned to achieve strong earnings as a result of their leadership in this area.

As in 1995, a good part of the return we hope to achieve is just as likely to come from what we don't own, as what we do own. We at ICAP have a long heritage of avoiding problems. This heritage is rooted in our well-defined sell discipline. Given the subdued outlook for corporate profits in 1996, there will be plenty of problem stocks. Our job is to keep them out of the ICAP Funds.

We are looking forward to continuing to serve you in 1996.

Yours truly,

/s/ Robert H. Lyon
Robert H. Lyon
President


<F1> Source, Lipper Analytical Services.
<F2> Past performance is no guarantee of future results. In the absence of existing fee waivers, total returns would be reduced. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



                             Investment Highlights
                      ICAP Discretionary Equity Portfolio
                                  Total Return
                  ----------------------------------------------
                  ICAP Discretionary                   S&P 500
                   Equity Portfolio                  Stock Index
                  ------------------                 -----------
12/31/94               $100,000                      $100,000
 1/31/95                101,150                       102,593
 2/28/95                106,250                       106,591
 3/31/95                108,812                       109,737
 4/30/95                112,114                       112,968
 5/31/95                118,518                       117,484
 6/30/95                122,345                       120,213
 7/31/95                127,826                       124,199
 8/31/95                126,921                       124,511
 9/30/95                131,898                       129,765
10/31/95                129,172                       129,302
11/30/95                134,876                       134,978
12/31/95                135,212                       137,578

Cumulative Total Return
FOR THE PERIOD ENDED 12/31/95
SINCE COMMENCEMENT
(12/31/94)                        35.21%

This chart assumes an initial gross investment of $100,000 made on 12/31/94 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.



                                Sector Breakdown

                              ICAP Discretionary           S&P 500
                               Equity Portfolio          Stock Index
                              ------------------         -----------
Basic Industries                     10.1%                  6.0%
Capital Goods                         4.1%                  7.8%
Consumer Durables                     0.6%                  3.5%
Consumer Services                    13.0%                  4.7%
Consumer Staples                      9.0%                 13.0%
Energy                                7.9%                 10.0%
Financial                            14.8%                 12.7%
Health Care                          12.2%                 10.4%
Miscellaneous                         7.5%                  3.3%
Retail                                2.0%                  4.9%
Technology                            8.6%                 13.2%
Transportation                        7.2%                  1.6%
Utilities                             3.0%                  8.9%



                             Investment Highlights
                             ICAP Equity Portfolio
                                  Total Return
                   ---------------------------------------------
                         ICAP                         S&P 500
                   Equity Portfolio                 Stock Index
                   ----------------                 -----------
12/31/94               $100,000                      $100,000
 1/31/95                101,350                       102,593
 2/28/95                106,700                       106,591
 3/31/95                109,246                       109,737
 4/30/95                112,601                       112,968
 5/31/95                119,310                       117,484
 6/30/95                123,851                       120,213
 7/31/95                130,131                       124,199
 8/31/95                129,076                       124,511
 9/30/95                134,728                       129,765
10/31/95                131,904                       129,302
11/30/95                138,055                       134,978
12/31/95                138,853                       137,578


Cumulative Total Return
FOR THE PERIOD ENDED 12/31/95

SINCE COMMENCEMENT
(12/31/94)38.85%

This chart assumes an initial gross investment of $100,000 made on 12/31/94 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.



                                Sector Breakdown

                                   ICAP                     S&P 500
                              Equity Portfolio            Stock Index
                              ----------------            -----------
Basic Industries                  10.1%                       6.0%
Capital Goods                      3.9%                       7.8%
Consumer Durables                  0.7%                       3.5%
Consumer Services                 13.8%                       4.7%
Consumer Staples                   9.3%                      13.0%
Energy                             6.6%                      10.0%
Financial                         16.5%                      12.7%
Health Care                       12.2%                      10.4%
Miscellaneous                      7.9%                       3.3%
Retail                             2.1%                       4.9%
Technology                         8.9%                      13.2%
Transportation                     7.1%                       1.6%
Utilities                          0.9%                       8.9%



                         Discretionary Equity Portfolio
                            Schedule of Investments

                               December 31, 1995

  Number
of Shares                                                      Value
---------                                                      -----

            COMMON STOCKS  89.38%

            Aerospace 1.70%
     6,885  McDonnell Douglas Corp.                        $   633,420
                                                             ---------
            Autos & Parts 0.57%
     8,875  ITT Industries, Inc.                               213,000
                                                             ---------


            Banks & Finance 7.16%
    17,585  BankAmerica Corp.                                1,138,629
    14,680  Citicorp                                           987,230
    15,150  KeyCorp                                            549,187
                                                             ---------
                                                             2,675,046
                                                             ---------


            Beverages - Soft Drinks 1.73%
    11,600  PepsiCo, Inc.                                      648,150
                                                             ---------


            Chemicals 4.52%
     8,615  Dow Chemical Co.                                   606,281
    15,500  Du Pont (E.I.) de Nemours & Co.                  1,083,063
                                                             ---------
                                                             1,689,344
                                                             ---------


            Communication Equipment 1.27%
     8,300  Motorola, Inc.                                     473,100
                                                             ---------


            Drug & Medical Supplies 10.22%
    22,600  Abbott Laboratories                                943,550
     6,970  American Home Products Corp.                       676,090
    25,430  Ciba-Geigy AG-ADR                                1,121,463
     7,930  Hoechst AG-ADR                                   1,077,608
                                                             ---------
                                                             3,818,711
                                                             ---------


            Electric Equipment 0.52%
     7,000  American Standard Companies<F3>                    196,000
                                                             ---------


            Electronics 1.72%
    12,400  Texas Instruments                                  641,700
                                                             ---------


            Entertainment 4.85%
    11,100  Circus Circus Enterprises, Inc. <F3>               309,412
     9,875  ITT Corp. <F3>                                     523,375
    25,900  Time Warner, Inc.                                  980,963
                                                             ---------
                                                             1,813,750
                                                             ---------

            Foods 3.40%
     9,030  Unilever N.V.                                    1,270,973
                                                             ---------


            Hospital Management 1.04%
    18,700  Tenet Healthcare Corp. <F3>                        388,025
                                                             ---------


            Insurance 3.38%
    20,260  Allstate Corp.                                     833,192
     8,875  ITT Hartford Group<F3>                             429,328
                                                             ---------
                                                             1,262,520
                                                             ---------


            Leisure 1.76%
    13,760  Carnival Cruise Lines, Inc.                        335,400
    10,475  Mattel, Inc.                                       322,106
                                                             ---------
                                                               657,506
                                                             ---------


            Machinery 1.53%
    16,200  Deere & Co.                                        571,050
                                                             ---------


            Media 2.69%
     8,150  Capital Cities/ABC, Inc.                         1,005,506
                                                             ---------


            Miscellaneous 3.13%
    32,550  Philips Electronics N.V.                         1,167,731
                                                             ---------

            Office Equipment 4.93%
    11,225  Compaq Computer Corp. <F3>                         538,800
    10,000  International Business Machines Corp.              917,500
    14,000  Silicon Graphics, Inc. <F3>                        385,000
                                                             ---------
                                                             1,841,300
                                                             ---------


            Oils 7.33%
    12,125  Amoco Corp.                                        871,484
     8,810  Atlantic Richfield Co.                             975,707
     7,950  Mobil Corp.                                        890,400
                                                             ---------
                                                             2,737,591
                                                             ---------


            Other Financial 3.11%
    18,485  Travelers Group, Inc.                            1,162,244
                                                             ---------


            Paper 4.82%
    27,270  International Paper                              1,032,851
    17,800  Weyerhaeuser Co.                                   769,850
                                                             ---------
                                                             1,802,701
                                                             ---------

            Pollution Control 3.77%
    16,085  Browning Ferris Industries                         474,507
    31,280  WMX Technologies, Inc.                             934,490
                                                             ---------
                                                             1,408,997
                                                             ---------


            Printing & Publishing 0.07%
       400  Dun and Bradstreet                                  25,900
                                                             ---------


            Railroads 6.66%
    12,250  Burlington Northern Santa Fe Corp.                 955,500
    33,340  Canadian Pacific                                   604,288
    14,050  Union Pacific Corp.                                927,300
                                                             ---------
                                                             2,487,088
                                                             ---------


            Retail Stores 1.53%
    20,775  Federated Department Stores, Inc. <F3>             571,313
                                                             ---------


            Specialty Stores 0.36%
     4,900  Circuit City Stores, Inc.                          135,363
                                                             ---------


            Tobacco 2.87%
    11,850  Philip Morris Companies, Inc.                    1,072,425
                                                             ---------


            Utilities 2.74%
    10,160  AT&T Corp.                                         657,860
    13,300  Tele Danmark A/S-ADR                               367,413
                                                             ---------
                                                             1,025,273
                                                             ---------

            Total Common Stocks
            (cost $31,120,656)                              33,395,727
                                                            ----------


            PREFERRED STOCKS  2.68%

            Entertainment 2.68%
    51,940  News Corp. Ltd. Preferred ADR                      999,845
                                                            ----------


            Total Preferred Stocks
            (cost $997,759)                                    999,845
                                                            ----------


Principal
Amount                                                           Value
------                                                           -----

            SHORT-TERM INVESTMENTS 9.95%

            Commercial Paper 4.00%
$1,500,000  IBM Credit Corp.,  5.69%, 1/24/96             $  1,494,644
                                                           -----------


            Money Market 5.95%
 2,221,822  United Missouri Bank
            Money Market Fiduciary                           2,221,822
                                                            ----------


            Total Short-term Investments
            (cost $3,716,466)                                3,716,466
                                                            ----------


            Total Investments 102.01%
            (cost $35,834,881)                              38,112,038
            Liabilities, less Cash
            and Other Assets (2.01)%                         (749,605)
                                                           -----------


            NET ASSETS  100.00%                            $37,362,433
                                                           ===========


See notes to financial statements.
<F3>Non-income producing



                                Equity Portfolio
                            Schedule of Investments

                               December 31, 1995

 NUMBER
OF SHARES                                                      VALUE
---------                                                      -----

            COMMON STOCKS  94.75%

            Aerospace 2.10%
    10,695  McDonnell Douglas Corp.                         $  983,940
                                                             ---------


            Autos & Parts 0.69%
    13,450  ITT Industries, Inc.                               322,800
                                                             ---------


            Banks & Finance 8.62%
    26,550  BankAmerica Corp.                                1,719,113
    22,640  Citicorp                                         1,522,540
    21,845  KeyCorp                                            791,881
                                                             ---------
                                                             4,033,534
                                                             ---------


            Beverages - Soft Drinks 2.07%
    17,330  PepsiCo, Inc.                                      968,314
                                                             ---------


            Chemicals 4.89%
     9,550  Dow Chemical Co.                                   672,081
    23,090  Du Pont (E.I.) de Nemours & Co.                  1,613,414
                                                             ---------
                                                             2,285,495
                                                             ---------


            Communication Equipment 1.44%
    11,775  Motorola, Inc.                                     671,175
                                                             ---------


            Drug & Medical Supplies 10.90%
    23,800  Abbott Laboratories                                993,650
    10,920  American Home Products Corp.                     1,059,240
    32,395  Ciba-Geigy AG-ADR                                1,428,620
    11,920  Hoechst AG-ADR                                   1,619,809
                                                             ---------
                                                             5,101,319
                                                             ---------


            Electronics 1.88%
    16,970  Texas Instruments                                  878,197
                                                             ---------
            Entertainment 5.35%
    14,930  Circus Circus Enterprises, Inc. <F4>               416,174
    13,450  ITT Corp. <F4>                                     712,850
    36,250  Time Warner, Inc.                                1,372,969
                                                             ---------
                                                             2,501,993
                                                             ---------

            Foods 3.37%
    11,215  Unilever N.V.                                    1,578,511
                                                             ---------


            Hospital Management 1.25%
    28,150  Tenet Healthcare Corp. <F4>                        584,112
                                                             ---------


            Insurance 4.05%
    30,295  Allstate Corp.                                   1,245,882
    13,450  ITT Hartford Group<F4>                             650,644
                                                             ---------
                                                             1,896,526
                                                             ---------


            Leisure 2.06%
    19,630  Carnival Cruise Lines, Inc.                        478,481
    15,745  Mattel, Inc.                                       484,159
                                                             ---------
                                                               962,640
                                                             ---------


            Machinery 1.80%
    23,890  Deere & Co.                                        842,122
                                                             ---------


            Media 3.24%
    12,275  Capital Cities/ABC, Inc.                         1,514,428
                                                             ---------


            Miscellaneous 3.61%
    47,130  Philips Electronics N.V.                         1,690,789
                                                             ---------


            Office Equipment 4.63%
    14,670  Compaq Computer Corp. <F4>                         704,160
    14,820  International Business Machines Corp.            1,359,735
     3,700  Silicon Graphics, Inc. <F4>                        101,750
                                                             ---------
                                                             2,165,645
                                                             ---------


            Oils 6.61%
    11,185  Amoco Corp.                                        803,922
     8,375  Atlantic Richfield Co.                             927,531
    12,170  Mobil Corp.                                      1,363,040
                                                             ---------
                                                             3,094,493
                                                             ---------


            Other Financial 3.78%
    28,100  Travelers Group, Inc.                            1,766,788
                                                             ---------


            Paper 5.14%
    35,010  International Paper                              1,326,004
    24,990  Weyerhaeuser Co.                                 1,080,818
                                                             ---------
                                                             2,406,822
                                                             ---------


            Pollution Control 4.20%
    21,350  Browning Ferris Industries                         629,825
    44,670  WMX Technologies, Inc.                           1,334,516
                                                             ---------
                                                             1,964,341
                                                             ---------


            Printing & Publishing 0.08%
       600  Dun and Bradstreet                                  38,850
                                                             ---------


            Railroads 7.03%
    14,382  Burlington Northern Santa Fe Corp.               1,121,796
    46,100  Canadian Pacific                                   835,562
    20,190  Union Pacific Corp.                              1,332,540
                                                             ---------
                                                             3,289,898
                                                             ---------


            Retail Stores 1.68%
    28,510  Federated Department Stores, Inc. <F4>             784,025
                                                             ---------


            Specialty Stores 0.45%
     7,700  Circuit City Stores, Inc.                          212,712
                                                             ---------


            Tobacco 2.95%
    15,275  Philip Morris Companies, Inc.                    1,382,388
                                                             ---------


            Utilities 0.88%
    14,900  Tele Danmark A/S-ADR                               411,612
                                                             ---------


            Total Common Stocks
            (cost $40,740,181)                              44,333,469
                                                            ----------


            PREFERRED STOCKS 3.46%

            Entertainment 3.08%
    74,880  News Corp. Ltd. Preferred ADR                    1,441,440
                                                            ----------


            Tobacco 0.38%
    27,600  RJR Nabisco Holdings Corp. Series C Pfd.           175,950
                                                            ----------



            Total Preferred Stocks
            (cost $1,630,285)                                1,617,390
                                                            ----------



Principal
 Amount                                                          Value
 ------                                                          -----


            SHORT-TERM INVESTMENTS 2.19%

            Commercial Paper 0.85%
  $400,000  IBM Credit Corp.,  5.69%, 1/24/96               $  398,572
                                                             ---------


            Money Market 1.34%
   624,726  United Missouri Bank
            Money Market Fiduciary                             624,726
                                                            ----------


            Total Short-term Investments
            (cost $1,023,298)                                1,023,298
                                                            ----------


            Total Investments 100.40%
            (cost $43,393,764)                              46,974,157

            Liabilities, less Cash
            and Other Assets (0.40)%                         (186,539)
                                                           -----------


            NET ASSETS  100.00%                            $46,787,618
                                                           ===========



See notes to financial statements.
<F4>Non-income producing



                                ICAP Funds, Inc.
                      Statements of Assets and Liabilities

                               December 31, 1995

                                           DISCRETIONARY
                                                  EQUITY             EQUITY
                                               PORTFOLIO          PORTFOLIO
                                               ---------          ---------


ASSETS:
Investments, at fair value
 (cost $35,834,881 and
 $43,393,764, respectively)                  $38,112,038        $46,974,157
Cash                                             145,616                  -
Interest and dividends receivable                 70,763             75,811
Deferred organization costs                       29,033             29,032
Prepaid blue sky fees                             13,218             13,217
Other assets                                       8,417                151
                                              ----------         ----------

 Total Assets                                 38,379,085         47,092,368
                                              ----------         ----------


LIABILITIES:
Payable for securities purchased                 934,053            188,479
Payable to adviser                                43,111             43,110
Accrued expenses                                  29,454             32,560
Accrued investment advisory fee                    7,820             36,319
Other liabilities                                  2,214              4,282
                                              ----------        -----------
 Total Liabilities                             1,016,652            304,750
                                              ----------         ----------


NET ASSETS                                   $37,362,433        $46,787,618
                                             ===========        ===========


NET ASSETS CONSIST OF:
Capital stock                                $    14,696      $      17,975
Paid-in capital in excess of par              35,082,794         43,203,484
Undistributed net investment income                6,201                 51
Distributions in excess of net realized
 gain on investments                            (18,415)           (14,285)
Net unrealized appreciation on investments     2,277,157          3,580,393
                                              ----------         ----------


Net Assets                                   $37,362,433        $46,787,618
                                             ===========        ===========


CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                   100,000,000        100,000,000
Issued and outstanding                         1,469,574          1,797,493

NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                          $25.42             $26.03
                                                  ======             ======


See notes to financial statements.



                                ICAP Funds, Inc.
                            Statements of Operations
                      For the Year Ended December 31, 1995

                                             DISCRETIONARY
                                                EQUITY             EQUITY
                                               PORTFOLIO          PORTFOLIO
                                               ---------          ---------

INVESTMENT INCOME:
Dividends                                $   344,203<F5>    $   503,950<F6>
Interest                                         100,666             43,185
                                             -----------        -----------
                                                 444,869            547,135
                                             -----------        -----------

EXPENSES:
Investment advisory fees                         141,845            190,793
Fund administration and accounting fees           57,537             71,286
Federal and state registration fees               15,724             19,007
Shareholder servicing                             11,494             11,549
Legal fees                                        11,478             11,478
Custody fees                                       8,064             10,272
Amortization of organization costs                 7,255              7,255
Directors' fees                                    7,225              7,225
Reports to shareholders                            6,569              6,591
Audit fees                                         6,389              6,389
Other                                              2,290              3,422
                                               ---------          ---------



Total expenses before waiver                     275,870            345,267
Waiver of expenses by adviser                  (134,025)          (154,474)
                                               ---------          ---------


Net expenses                                     141,845            190,793
                                               ---------          ---------


NET INVESTMENT INCOME                            303,024            356,342
                                               ---------          ---------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments               1,751,535          2,362,765
Change in unrealized appreciation
 on investments                                2,277,157          3,580,393
                                               ---------          ---------


Net gain on investments                        4,028,692          5,943,158
                                               ---------          ---------


NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                               $4,331,716         $6,299,500
                                              ==========         ==========



<F5> Net of $4,666 in foreign withholding taxes.
<F6> Net of $4,846 in foreign withholding taxes.

See notes to financial statements.




                                ICAP Funds, Inc.
                      Statements of Changes in Net Assets
                      For the Year Ended December 31, 1995

                                             DISCRETIONARY
                                                EQUITY             EQUITY
                                               PORTFOLIO          PORTFOLIO
                                               ---------          ---------


OPERATIONS:
Net investment income                      $     303,024      $     356,342
Net realized gain on investments               1,751,535          2,362,765
Change in unrealized appreciation
 on investments                                2,277,157          3,580,393
                                              ----------         ----------

Net increase in net assets
 resulting from operations                     4,331,716          6,299,500
                                              ----------         ----------


DISTRIBUTIONS PAID FROM:
Net investment income                          (300,886)          (356,342)
In excess of book net investment income                -            (4,012)
Net realized gain on investments             (1,751,535)        (2,362,765)
In excess of book net realized gain
 on investments                                 (18,415)           (14,285)
                                             -----------        -----------

Net decrease in net assets resulting from
 distributions paid                          (2,070,836)        (2,737,404)
                                             -----------        -----------


CAPITAL SHARE TRANSACTIONS:
Shares sold                                   33,190,611         42,888,716
Shares issued to holders in
 reinvestment of distributions                 1,982,225          2,429,267
Shares redeemed                                (170,283)        (2,093,461)
                                             -----------      -------------

Net increase in net assets resulting from
 capital share transactions                   35,002,553         43,224,522
                                              ----------         ----------


TOTAL INCREASE IN NET ASSETS                  37,263,433         46,786,618

NET ASSETS:
Beginning of year                                 99,000              1,000
                                             -----------         ----------

End of year                                  $37,362,433        $46,787,618
                                             ===========        ===========


See notes to financial statements.




                                ICAP Funds, Inc.
                              Financial Highlights
                      For the Year Ended December 31, 1995

                                               DISCRETIONARY
                                                 EQUITY              EQUITY
(For a share outstanding throughout the year)  PORTFOLIO<F7>      PORTFOLIO<F7>
                                               -------------      -------------


Net asset value, beginning of year                  $20.00             $20.00

Income from investment operations:
 Net investment income                                0.31               0.28
 Net realized and unrealized gain on investments      6.70               7.45
                                                    ------             ------

   Total income from investment operations            7.01               7.73

Less distributions:
 From net investment income                         (0.31)             (0.28)
 From net realized gain on investments              (1.27)             (1.41)
 In excess of book net realized gain
   on investments                                   (0.01)             (0.01)
                                                   -------            -------

   Total distributions                              (1.59)             (1.70)
                                                   -------            -------


Net asset value, end of year                        $25.42             $26.03
                                                    ======             ======


Total return                                        35.21%             38.85%

Supplemental data and ratios:
 Net assets, end of year (in thousands)            $37,362            $46,788
 Ratio of expenses to average net assets<F8>         0.80%              0.80%
 Ratio of net investment income to average
   net assets<F8>                                    1.71%              1.49%
 Portfolio turnover rate                              102%               105%


<F7> Commencement of operations January 1, 1995.
<F8> Net of waivers by ICAP. Without waivers of expenses, the ratio of expenses to average net assets would have been 1.56% and 1.44%, and the ratio of net investment income to average net assets would have been 0.95% and 0.85% for the Discretionary Equity and Equity Portfolios, respectively.

See notes to financial statements.




                         Notes to Financial Statements
                               December 31, 1995


                                1. Organization

ICAP Funds, Inc. ("ICAP") was incorporated on November 1, 1994 under the laws of the State of Maryland and is registered as an open-end management investment company under the Investment Company Act of 1940. Both the Discretionary Equity and Equity Portfolios (the "Portfolios") are diversified portfolios of ICAP.
The Discretionary Equity and Equity Portfolios issued and sold 4,950 and 50 shares of common stock, respectively ("initial shares") at $20 per share to Institutional Capital Corporation. Institutional Capital Corporation is the investment adviser (the "Adviser") to the Portfolios. Both Portfolios commenced operations on January 1, 1995. The costs incurred in connection with the organization, initial registration and public offering of shares of the Portfolios aggregated $36,288 and $36,287 for the Discretionary Equity and Equity Portfolios, respectively. These costs are being amortized over the period of benefit, but not to exceed 60 months from each Portfolio's commencement of operations. The proceeds of any redemption of the initial shares by the original stockholder or any transferee will be reduced by a pro rata portion of any then unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by ICAP in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is recognized daily.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Portfolios have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Dividends differ from book net investment income due to the nondeductible tax treatment of items such as organization costs. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 1995, reclassifications were recorded from undistributed net investment income to reduce paid-in capital by $4,063 for both the Discretionary Equity and Equity Portfolios.

d) Short-term Investments - The Portfolios maintain uninvested cash in a bank overnight investment vehicle at their custodian. This may present credit risk to the extent the custodian fails to perform in accordance with the custody agreement. The creditworthiness of the custodian is monitored and this investment is considered to present minimal credit risk by the Portfolios' Adviser.

e) Other - Investment transactions are accounted for on the trade date plus one. The Portfolios determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                         3. Capital Share Transactions

Transactions in shares of the Portfolios for the year ended December 31, 1995 were as follows:

                                          Discretionary
                                             Equity         Equity
                                            Portfolio      Portfolio
                                            ---------      ---------

     Shares sold                           1,392,981      1,783,850
     Shares issued to holders in
          reinvestment of distributions       78,723         94,610
     Shares redeemed                          (7,080)       (81,017)
                                           ---------     ----------

     Net increase                          1,464,624      1,797,443
                                           =========      =========



                           4. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Portfolios for the year ended December 31, 1995 are summarized below:

                                        Discretionary
                                           Equity          Equity
                                          Portfolio       Portfolio
                                          ---------       ---------

     Purchases                           $48,007,427    $65,703,268
     Sales                               $17,640,547    $25,695,567

There were no purchases or sales of U.S. government obligations. At December 31, 1995, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $35,853,299 and $43,408,048 for the Discretionary Equity and Equity Portfolios, respectively, were as follows:

                                         Discretionary
                                             Equity        Equity
                                           Portfolio      Portfolio
                                           ---------      ---------

  Appreciation                            $3,066,343     $4,510,729
  Depreciation                              (807,604)      (944,620)
                                          -----------    -----------

  Net appreciation on investments         $2,258,739     $3,566,109
                                          ==========     ==========



For the year ended December 31, 1995, 100% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of both the Discretionary Equity and Equity Portfolios.


                        5. Investment Advisory Agreement

The Portfolios have an agreement with the Adviser, with whom certain officers and directors of ICAP are affiliated, to furnish investment advisory services to the Portfolios. Under the terms of this agreement, the Portfolios will pay the Adviser a monthly fee at the annual rate of 0.80% of average net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 0.80%, the Adviser will reimburse the Portfolios for the amount of such excess.


                       Report of Independent Accountants

To the Shareholders and Board of Directors of the ICAP Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the ICAP Funds, Inc. (the "Funds") (comprising, respectively, the Discretionary Equity and the Equity Portfolios), including the schedules of investments in securities, as of December 31, 1995, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting ICAP Funds, Inc., as of December 31, 1995, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Milwaukee, Wisconsin
January 19, 1996



                                ICAP FUNDS, INC.
                             225 WEST WACKER DRIVE
                                   SUITE 2400
                              CHICAGO, IL  60606